SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   September 26, 2005
                                                  ------------------------

                          BestNet Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                   001-15482                   86-1006416
 ---------------------------        ----------             --------------------
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)           Identification Number)



                 5075 Cascade Rd. SE, Suite A. Grand Rapids, MI     49546
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
                                                   --------------

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

BestNet Communications Announces Temporary Reduction of Exercise Price on its Warrants


Exhibits            Title
--------            -----

   99 Press release, issued by BestNet Communications Corporation Dated September 26, 2005

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Stanley L. Schloz
                                               --------------------------------
                                                      Stanley L. Schloz
                                                      President



                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer




Date: September 27, 2005